EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mascota Resources Corp. (the “Company”) on Form 10-Q for the period ended August 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dale Rasmussen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MASCOTA RESOURCES CORP.

Dated: November 12, 2015	By:	/s/ Dale Rasmussen
Dale Rasmussen
Chief Financial Officer